UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                           Date of Report May 15, 2003



                                 SURGICARE, INC.
             (Exact Name of Registrant as Specified in Its Charter)

       DELAWARE                      001-16587               58-1597246
(State or other jurisdiction        (Commission            (IRS Employer
   of incorporation)                File Number)         Identification No.)



                         12727 Kimberly Lane, Suite 200
                              HOUSTON, TEXAS 77024
                    (Address of principal executive offices)

                                 (713) 973-6675
              (Registrant's telephone number, including area code)



                                       N/A
          (Former name or former address, if changed since last report)


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                                                    -2-


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

     The following is a list of exhibits filed as part of this Form 8-K. Where so indicated by footnote, exhibits, which were previously filed, are incorporated by reference.

Exhibit No.   Description of Document
-----------   -----------------------
99.1          Press release dated May 15, 2003. SurgiCare, Inc. reports first quarter 2003 financial results.





ITEM 9.  REGULATION FD DISCLOSURE.

As required to be filed under new Item 12 - Earnings Releases:

On May 15, 2003, SurgiCare, Inc. issued a press release which reported its first quarter 2003 financial results. The press release is attached as Exhibit 99.1.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               SURGICARE, INC.



Date:  May 15, 2003                            By:   /s/  Phil Scott
                                                     --------------------------
                                                     Phil Scott
                                                     Chief Financial Officer